UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

May 17, 2023

Date of Report (date of earliest event reported)

INTEVAC, INC.

(Exact name of Registrant as specified in its charter)

State of Delaware	0-26946	94-3125814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

3560 Bassett Street

Santa Clara, CA 95054

(Address of principal executive offices)

(408) 986-9888

(Registrant’s telephone number, including area code)

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	IVAC	The Nasdaq Stock Market LLC (Nasdaq) Global Select

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K originally filed with the U.S. Securities and Exchange Commission (the “SEC”) by Intevac, Inc. (the “Company”) on May 19, 2023 (the “Original Report”). The sole purpose of this Amendment is to disclose the Company’s decision as to how frequently it will conduct future stockholder advisory votes on the compensation of the Company’s named executive officers. No other changes have been made to the Original Report.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(d) As previously reported in the Original Report, at the Company’s 2023 annual meeting of stockholders held on May 17, 2023 (the “Annual Meeting”), the Company held a non-binding advisory vote to determine the frequency of future non-binding, advisory votes on the compensation paid to the Company’s named executive officers. A majority of the shares voted on this proposal at the Annual Meeting were voted in favor of stockholders having a non-binding, advisory vote on named executive officer compensation every year (as opposed to every two years or every three years), which was consistent with the recommendation of the Company’s board of directors (the “Board”) in the definitive proxy statement for the Annual Meeting (the “Proxy Statement”). In light of this stockholder vote and consistent with the Board’s recommendation in the Proxy Statement, the Company will hold a non-binding, advisory vote on named executive officer compensation annually until the next required vote on the frequency of future non-binding, advisory votes on named executive officer compensation, which is required to occur no less frequently than every six years.

Item 9.01.

Financial Statements and Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEVAC, INC.

Date: May 31, 2023	/s/ JAMES MONIZ
James Moniz
Executive Vice President, Finance and Administration, Chief Financial Officer, Secretary and Treasurer